UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  x

Filed by a Party other than the Registrant  o

Check the appropriate box:
x      Preliminary Proxy Statement
o      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o      Definitive Proxy Statement
o      Definitive Additional Materials
o      Soliciting Material under §240.14a-12

GB Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
x      No fee required.
o      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
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o      Fee paid previously with preliminary materials.
o      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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GB SCIENCES, INC.
3550 W. Teco Avenue
Las Vegas, Nevada 89118

January 8, 2018

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of GB Sciences, Inc., a Delaware corporation ("GB Sciences"), to be held at 10:00 a.m. Pacific time on Tuesday, February 6, 2018, at the principal executive offices of GB Sciences, 3550 W. Teco Avenue, Las Vegas, Nevada 89118.  Information about the special meeting and the matters to be voted on is given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

GB Sciences is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering our costs.  We have posted our proxy materials on the Internet at www.colonialstock.com/GB Sciences2018.    You may view these materials and cast your vote online or by telephone by following the instructions provided on the website.  You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.

YOUR VOTE IS IMPORTANT.  Regardless whether you expect to attend the special meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy.  If you decide to attend the special meeting, you may revoke your proxy and vote your shares in person.

As always, we appreciate your loyalty and support as a shareholder of GB Sciences.

Sincerely,

John Poss
Chief Executive Officer

GB SCIENCES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held Tuesday, February 6, 2018

TO THE SHAREHOLDERS OF GB SCIENCES, INC.:

NOTICE is hereby given that a special meeting (the "Meeting") of the shareholders of GB Sciences, Inc., a Delaware corporation ("we," "us," "GB Sciences", "Company", or the "Corporation"), will be held at 10:00 a.m. Pacific time on Tuesday, February 6, 2018, at the principal executive offices of GB Sciences, 3550 W. Teco Avenue, Las Vegas, Nevada 89118, for the following purposes:

1.              To approve the redomicile of the Corporation from the state of Delaware to the state of Nevada;

2.              To approve an amendment to our certificate of incorporation to increase the number of shares of capital stock our Board of Directors is authorized to issue from 250,000,000 capital shares to 400,000,000 capital shares; and

4.              To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record at the close of business on December 21, 2017, will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.  The accompanying proxy is solicited by the Board of Directors.  All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference.

Shareholders are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the Meeting, you are urged to vote promptly by proxy as soon as possible over the Internet or by telephone.  FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, THE PROXY CARD OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET.  YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 6, 2018.  The Corporation's Proxy Statement and Special Report on Form 10-K are available online at www.colonialstock.com/GB Sciences2018.

BY ORDER OF THE BOARD OF DIRECTORS

John Poss
Chief Executive Officer

January 8, 2018

GB SCIENCES, INC.
3550 W. Teco Avenue
Las Vegas, Nevada 89118

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held Tuesday, February 6, 2018

INFORMATION CONCERNING SOLICITATION AND VOTING AT THE SPECIAL MEETING

Security Holders Entitled to Vote

Holders of shares of common stock, par value $.0001 per share of GB Sciences, Inc., a Delaware corporation ("we," "us," "GB Sciences" or the "Corporation"), of record at the close of business on December 21, 2017 (the "Record Date"), will be entitled to vote at the special meeting of shareholders to be held at 10:00 a.m. Pacific time on Tuesday, February 6, 2018, at the principal executive offices of GB Sciences, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the "Meeting").  Our principal executive offices are located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118, and our telephone number is (866) 721-0297.

This proxy statement (the "Proxy Statement"), together with the Notice of Special Meeting of Shareholders, the enclosed proxy card, and the accompanying 2017 Special Report on Form 10-K, was first made available to shareholders on or about January 8, 2018.

The information in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, and other required information.

There are no dissenters' rights available in connection with any of the matters to be voted on at the Special Meeting.

Voting of Proxies

If a proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein.  If you do not indicate instructions on your proxy, then your shares will be voted as follows:

•	"FOR" the redomicile of the Corporation from the State of Delaware to the State of Nevada more fully described in the section herein entitled "Proposal 1;" and

•	"FOR" the amendment to our certificate of incorporation as more fully described in the section herein entitled "Proposal 2."

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will be unable to vote your shares with regard to the redomicile or with regard to the approval of the amendment to our certificate of incorporation.

Quorum and Vote Required

A majority of the outstanding shares of common stock entitled to be voted as of the close of business on the Record Date, present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting.  Approval of the proposals requires the affirmative vote of a majority of outstanding stock entitled to vote thereon.

Abstentions and Broker Non-votes

Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

If you hold shares through a brokerage firm, bank, dealer or other nominee, then you are a holder of shares in "street name." If you hold your shares beneficially in "street name," you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker "non-votes," which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as "non-routine" matters.

All of the matters scheduled to be voted on at the Special Meeting are likely to be considered "non-routine."  If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the proposals. If you hold shares in street name, it is therefore particularly important that you instruct your broker on how you wish to vote your shares.

Electronic Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the "SEC"), GB Sciences is making this Proxy Statement, GB sciences' Special Report on Form 10-K for the fiscal year ended March 31, 2017, and the proxy card available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.

If you received the Notice by mail and would prefer to receive a printed copy of GB sciences' proxy materials, please follow the instructions for requesting printed copies included in the Notice.  GB Sciences encourages you to take advantage of the availability of the proxy materials on the Internet.

The accompanying proxy is being solicited by the Board of Directors.  The entire cost of this solicitation will be paid by us.  In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners.  In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview.  Such persons will receive no additional compensation for such services.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Meeting.

Voting over the Internet.  You may vote via the Internet.  The website address for Internet voting is provided on your Notice and proxy card.  You will need the control number appearing on your Notice and proxy card to vote via the Internet.  You may use the Internet to transmit your voting instructions up until 1:00 am, Pacific time, on February 6, 2018.  Internet voting is available 24 hours a day.  If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You may vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your Notice and proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., Pacific time, on February 6, 2018.  Telephone voting is available 24 hours a day.  If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  You may request a copy of this proxy statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us.  You may also download the proxy card off the Internet and mail it to us.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

Voting in Person at the Meeting.  If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting.  If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Meeting.  To do this, you must timely:

•	Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•	Provide written notice of revocation to our Corporate Secretary at the address provided in this proxy statement; or

•	Attend the Meeting and vote in person.

If you attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Additional Proposals

Other than the two proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting.  If you grant a proxy, the persons named as proxy holders, John Poss and Ksenia Griswold, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called "householding."  Under this practice, shareholders who have the same address and last name will receive only one paper copy of the Notice, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies.  If: (1) you share an address with another shareholder and received only one Notice, and would like to request a separate paper copy of the Notice; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of the Notice, please notify our Corporate Secretary by mail at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 or by telephone at (866) 721-0297.

Shares that may be Voted

You may vote all shares owned by you as of the close of business on December 21, 2017, the record date for the Special Meeting, whether such shares are held of record or beneficially.  On the record date, GB Sciences had outstanding 131,254,104 shares of common stock.  A holder of common stock is entitled to one vote for each share of common stock held on the record date for each of the Proposals.  The inspector of elections will be our transfer agent, Colonial Stock Transfer.   We intend to announce preliminary results of voting at the Special Meeting and publish the final results in a Form 8-K filed with the SEC shortly after our Special Meeting.

Questions about Stock Ownership

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Colonial Stock Transfer Company, Inc.
66 Exchange Place, 1st Floor
Salt Lake City, Utah  84111
(801) 355-5740

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1 – APPROVAL OF THE CHANGE IN CORPORATE DOMICILE
 FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA
Overview
By resolution effective December 21, 2017, our Board approved the reincorporation of the Company from the state of Delaware to the state of Nevada by means of a merger of the Company with and into a wholly-owned subsidiary of the Company, GB Sciences, Inc., a Nevada corporation ("GB Sciences (Nevada)"), recently established to effect the reincorporation. GB Sciences (Nevada) will survive the merger and issue one share of its Common Stock for each outstanding share of the Company's Common Stock in connection with the merger (the "Reincorporation"). The name of the Nevada corporation, which will be the successor to the Company, will be GB Sciences, Inc.
The Board believes that the Reincorporation in Nevada is necessary due to the fact a name conflict has developed in the State of Delaware and the Reincorporation is necessary so that the Company can continue to use the name GB Sciences, Inc. as the name of the Company.
Stockholders are urged to read the Proxy Statement carefully before voting on the Reincorporation.

Mechanics of the Reincorporation
The Reincorporation will be effected by the merger of the Company with and into GB Sciences (Delaware), a wholly-owned subsidiary of the Company that has been incorporated under the Nevada Revised Statutes (the "NRS") for purposes of the Reincorporation. The Company will cease to exist as a result of the merger and GB Sciences (Nevada) will be the surviving corporation and will continue to operate the business of the Company as it existed prior to the Reincorporation. Assuming approval by the stockholders of the Company, the Company currently intends to cause the Reincorporation to become effective promptly following the Special Meeting.
At the effective time of the Reincorporation (the "Effective Time"), the Company will be governed by the Nevada Articles of Incorporation and the Nevada Bylaws and the NRS. The Nevada Articles of Incorporation and the Nevada Bylaws will be patterned after the Certificate of Incorporation and the Bylaws that have governed the Company in the past.
In the event the Reincorporation is approved, upon the Effective Time, each outstanding share of GB Sciences Common Stock will automatically be converted into one share of Common Stock of GB Sciences (Nevada). In addition, each outstanding option or warrant to purchase shares of GB Sciences Common Stock will be converted into an option or warrant to purchase the same number of shares of GB Sciences (Nevada) Common Stock with no other changes in the terms and conditions of such options or warrants at the same exercise price.  The Company's other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued awards will be continued by GB Sciences (Nevada) upon the terms and subject to the conditions specified in such plans. Each outstanding share of GB Sciences (Nevada) Common Stock prior to the Effective Time will be cancelled upon the Effective Time and will thereafter be authorized and unissued Common Stock of GB Sciences (Nevada).
CERTIFICATES CURRENTLY ISSUED FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN GB SCIENCES (NEVADA) UPON COMPLETION OF THE MERGER, AND STOCKHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.
Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of GB sciences' current employees, including management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company's principal executive office located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118. The consolidated financial condition and results of operations of GB Sciences (Nevada) immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the Board of GB Sciences (Nevada) will consist of those persons elected to the current Board of the Company and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of GB Sciences (Nevada), without a change in title or responsibilities. Upon effectiveness of the Reincorporation, GB Sciences (Nevada) will be the successor in interest to the Company and the stockholders will become stockholders of GB Sciences (Nevada).
The Board of GB Sciences may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason.  At the present time, the Reincorporation is advisable since it will allow the Company to continue to use the name GB Sciences, Inc. as its corporate name and since the Company is headquartered in Nevada.
Significant Differences between Delaware and Nevada Law
The rights of the Company's stockholders and the Company's certificate of incorporation and bylaws are currently governed by Delaware law. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of GB Sciences (Nevada). Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of GB Sciences (Nevada). The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of GB Sciences (Nevada) following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the NRS.
General
Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware's prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.
Removal of Directors
Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors.  For classified boards, the directors may only be removed for cause. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.
Limitation on Personal Liability of Directors
A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.
Nevada law includes statutory exculpation of directors and officers that does not require the adoption of particular provisions in the articles of incorporation. In particular, NRS 78.138(7) provides that except under certain limited circumstances provided by other provisions of the NRS, or unless the articles of incorporation provide for greater liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that:  (1) the director's or officer's act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (2) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.  These statutory limitations on liability exceed what is permissible under the NRS, but a Nevada corporation can provide in its articles of incorporation for greater potential liability for directors and officers.
Indemnification of Officers and Directors and Advancement of Expenses
Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors
Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the Board or committee, as the case may be, consent to the action in writing.
Actions by Written Consent of Stockholders
Both Delaware and Nevada law provide that, unless the certificate of incorporation (or in the case of a Nevada corporation, the articles of incorporation or the bylaws) provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by written consent of the stockholders.
Dividends
Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.
Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.
Restrictions on Business Combinations with Interested Stockholders
Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's Board and by the holders of at least two-thirds of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Similarly, Nevada's "combinations with interested stockholders" statutes (NRS Sections 78.411 through 78.444, inclusive) prohibit specified types of business "combinations" between certain Nevada corporations and any person deemed to be an "interested stockholder" but for only for two years after such person first becomes an "interested stockholder" unless the corporation's board of directors approves the combination (or the transaction by which such person becomes an "interested stockholder") in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation's voting power not beneficially owned by the interested stockholder, its affiliates and associates. Furthermore, in the absence of prior approval certain restrictions may apply even after such two-year period. An amendment to the NRS, effective October 1, 2015, however, provides that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. NRS Section 78.439 has also been amended, effective October 1, 2015, to eliminate the prohibition on stockholder approval by written consent with respect to combinations undertaken after the two-year period prescribed under the statutes.  For purposes of these statutes, an "interested stockholder" is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then-outstanding shares of the corporation. The definition of the term "combination" is sufficiently broad to cover most significant transactions between a corporation and an "interested stockholder."  As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation
Special Meetings of the Stockholders
Delaware law permits special meetings of stockholders to be called by the Board or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be called by the entire Board, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.
Special Meetings Pursuant to Petition of Stockholders
Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.
Adjournment of Stockholder Meetings
Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
Duration of Proxy
Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Both Delaware and Nevada law also provide for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganization
Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Unless otherwise provided in the articles of incorporation, a Nevada corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon the terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of a majority of the voting power of the stockholders. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
Increasing or Decreasing Authorized Shares
Subject to certain limitations and in certain circumstances dissenter's rights, Nevada law allows the Board of a corporation, by resolution and without a stockholder vote, to effectuate a reverse or forward split of a class or series of the corporation's capital stock if the number of authorized shares of such class or series is simultaneously and correspondingly increased or decreased.  Delaware law contains no such similar provision.
Regulatory Approvals
The reincorporation will not be consummated until after approval of the Company's stockholders is obtained.  The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the reincorporation other than the filing of the Articles of Merger with the Secretary of State of the State of Nevada and the filing of the Delaware Certificate with the Secretary of State of the State of Delaware.
Required Vote
The approval of the proposal to change our corporate domicile from Delaware to Nevada will require the affirmative vote of the holders of a majority of the shares of the Company's outstanding Common Stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote on Proposal 1 has the same effect as a vote against the Reincorporation.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE CHANGE IN CORPORATE DOMICILE FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED CAPITAL SHARES FROM 250,000,000 TO 400,000,000.

At the present time, our Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of common stock and 50,000,000 shares of preferred stock. Our Board of Directors has unanimously approved a resolution to amend the Articles of Incorporation, subject to shareholder approval, to authorize the issuance of up to 400,000,000 shares of capital stock, par value $0.0001 per share.  With the change in authorized capital, the Board of Directors will have the authority to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.  As of December 21, 2017, the Company has 131,254,104 common shares issued and outstanding.  However, the Company has notes and warrants outstanding that are convertible into common stock and for which the Company must hold common stock in reserve.  As a result the Company needs to authorized additional shares of stock in order to continue to raise capital for its expanding business.

Our Board believes that an increase in the common stock available for issuance is in the best interests of the Company and its stockholders. The purpose of increasing the number of authorized shares of common stock is to have shares available for issuance for such corporate purposes as the Board may determine in its discretion, including, without limitation:

•	conversion of convertible securities;

•	future acquisitions;

•	issuances pursuant to equity incentive and stock plans; and

•	future financings and other corporate purposes.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO 400,000,000 SHARES.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table shows information regarding the beneficial ownership of our common stock by each named executive officer, director and director nominee, by certain beneficial owners and by the executive officers and directors as a group.  Percentage ownership is based on 131,254,104 shares of common stock outstanding as of the Record Date. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this Special Report upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person.

Name of Beneficial Owner(1)	No. of Shares Owned	Percentage of Total Shares Owner
Officers and Directors
Dr. Andrea Small-Howard	1,771,556 (3)	1.35%
John Poss	1,613,889 (4)	1.23%
Leslie Bocskor	350,000 (5)	*(9)
Shane Terry	350,000 (5)	*(9)
Ksenia Griswold	359,445 (6)	*(9)
Directors and officers as a group (six)persons	4,444,890	3.39%
5% Holders:
Lawrence D. Ordower	17,564,300 (7)	13.38%
Robert Moody Jr.	14,071,900 (11)	10.72%
Craig Ellins	10,811,000 (2)	8.24%
David Ruggieri	8,762,000 (8)	6.68%
Victoria Ruggieri	7,329,333 (10)	5.58%

(1) Unless otherwise noted, the address of each person listed is GB Sciences, Inc. 3550 W. Teco Avenue, Las Vegas, NV 89118.
(2) Includes (a) 5,811,000 shares of common stock currently owned of record by Mr. Ellins, and (b) 5,000,000 additional shares of common stock issuable upon exercise of warrant at an exercise price of $0.30 per share. Mr. Ellins retired from the Company on May 8, 2017.
(3) Includes (a) 116,000 shares of common stock currently owned of record by Dr. Small-Howard, (b) options to purchase 455,556 shares of common stock at $0.17 per share exercisable as of the Record Date or within 60 days thereafter, and (c) 1,200,000 additional shares of common stock issuable upon exercise of warrant at an exercise price of $0.30 per share.
(4) Includes (a) 125,000 shares of common stock currently owned of record by Mr. Poss, and (b) options to purchase 1,488,889 shares of common stock at $0.30 per share exercisable as of the Record Date or within 60 days thereafter.
(5) Includes options to purchase shares of common stock at $0.16 per share exercisable as of the Record Date or within 60 days thereafter.
(6) Includes (a) 25,000 shares of common stock currently owned of record by Ms. Griswold, and (b) 334,445 additional shares of common stock issuable upon exercise of warrants or options.
(7) Address is Lawrence B. Ordower, 25 East Washington Street, Suite 1400, Chicago, IL  60602. Of the total amount of 17,564,300, the amount of 3,828,000 are common shares that may be acquired by Mr. Ordower upon the conversion of notes, 3,828,000 of the shares may be acquired by Mr. Ordower upon the exercise of warrants, 2,460,300 are common shares held by ELGJO LLC, a limited liability company controlled by Mr. Ordower,  1,324,000 are common shares that may be acquired by ELGJO LLC upon the conversion of a note, 1,324,000 of the shares may be acquired by ELGJO LLC upon the exercise of warrants, 2,400,000 are common shares that may be acquired by a trust over which Mr. Ordower has depository control upon the conversion of a note, and 2,400,000 of the shares may be acquired by the same trust upon the exercise of warrants.
(8) Address is David Ruggieri 1107 West Marion Ave, Unit 116, Punta Gorda, FL  33950. The total consists of 8,230,000 common shares held by Mr. Ruggieri and warrants to purchase 532,000 shares of common stock.
(9) Less than 1%.
(10) Address is Victoria Ruggieri 511 SE 5th Avenue, Ft. Lauderdale, FL 33301. The total consists of 5,633,333 common shares held by Ms. Ruggieri and warrants to purchase 1,696,000 shares of common stock.
(11) The total consists of 3,829,400 common shares held by Mr. Moody and 10,242,500 shares that may be acquired upon the exercise of warrants or upon the conversion of notes.

VOTING SECURITIES HELD BY CERTAIN BENEFICIAL OWNERS

The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation.  Each shareholder is entitled to one vote per each share of common stock owned.  There were 131,254,104 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on the Record Date.  There are no persons that beneficially own more than 5% of our outstanding common stock as of the Record Date other than the 5% shareholders listed in the table in the foregoing section, who own the percentages as represented in the table.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year nor associates of the foregoing persons have any substantial interest, direct or indirect, in the proposals which differs from that of other stockholders of the Company.

DISSENTER'S RIGHT OF APPRAISAL

The Delaware General Corporation Law does not provide for dissenter's rights of appraisal, and the Company will not independently provide our shareholders with any such rights, in connection with the matters discussed in this Proxy Statement.

AVAILABLE INFORMATION

Please read all the sections of this Proxy Statement carefully. The Company is subject to the reporting and informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC's EDGAR reporting system can also be accessed directly at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

John Poss
Chief Executive Officer

GB SCIENCES, INC.
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 6, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John Poss and Ksenia Griswold, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of GB SCIENCES, INC. that the stockholders(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time on February 6, 2018, at the Company's executive offices located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 and any adjournment or postponement of the special meeting.

The proxies are authorized to vote in their discretion: (i) for the approval of the change in corporate domicile from the State of Delaware to the State of Nevada; (ii)  for the approval of the increase in the number of authorized capital shares from 250,000 to 400,000,000 and (iii) on other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting for which voting direction is not noted on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  To indicate your preference, mark [X] in the space provided.

The Board of Directors recommends a vote "FOR" the following proposal:

1. To approve the change in corporate domicile from the State of Delaware to the State of Nevada.

[   ] FOR                         [   ] AGAINST                       [   ] ABSTAIN

The Board of Directors recommends a vote "FOR" the following proposal:

2. To approve an amendment to our certificate of incorporation to increase in the number of authorized capital shares from 250,000 to 400,000,000.

[   ] FOR                         [   ] AGAINST                        [   ] ABSTAIN

Date: _____________________

Signature _____________________________ Signature (joint owners)________________________________
Print name ____________________________ Print name                     ________________________________

(Please date this proxy card and sign above exactly as your name appears on this card.  Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.)